UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2013

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

ITC Holdings Corp. (“ITC”) plans to re-file a joint application with Entergy Corporation (“Entergy”) with the Public Utility Commission of Texas in the near future, and will continue to work through the procedural processes in Entergy’s other retail regulatory jurisdictions in order to obtain all of the necessary approvals required to consummate the previously announced transaction pursuant to that certain Merger Agreement, dated December 4, 2011, as amended by Amendment No. 1 to the Merger Agreement, dated September 21, 2012, and as amended by Amendment No. 2 to the Merger Agreement, dated as of January 28, 2013, among Entergy, Mid South TransCo LLC, a Delaware limited liability company and presently a wholly-owned subsidiary of Entergy (“TransCo”), ITC, and ITC Midsouth LLC (formerly known as Ibis Transaction Subsidiary LLC), a Delaware limited liability company and a direct wholly-owned subsidiary of ITC.

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Safe Harbor Statement

This document contains certain statements that describe ITC management’s beliefs concerning future business conditions and prospects, growth opportunities and the outlook for ITC’s business, including ITC’s business and the electric transmission industry based upon information currently available. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, ITC has identified these forward-looking statements by words such as “anticipates”, “believes”, “intends”, “estimates”, “expects”, “projects” and similar phrases. These forward-looking statements are based upon assumptions ITC management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause ITC’s actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, (a) the risks and uncertainties disclosed in ITC’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) from time to time and (b) the following transactional factors (in addition to others described elsewhere in this document, in the prospectus included in the registration statement on Form S-4 that was filed by ITC with the SEC in connection with the proposed transactions): (i) risks inherent in the contemplated transaction, including: (A)  failure to obtain regulatory approvals necessary to consummate the transaction or to obtain regulatory approvals on favorable terms; (B) the ability to obtain the required financings; (C) delays in consummating the transaction or the failure to consummate the transactions; and (D) exceeding the expected costs of the transactions; (ii) legislative and regulatory actions, and (iii) conditions of the capital markets during the periods covered by the forward-looking statements.

Because ITC’s forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond ITC’s control or are subject to change, actual results could be materially different and any or all of ITC’s forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions ITC might make or by known or unknown risks and uncertainties. Many factors mentioned in this document hereto and in ITC’s annual and quarterly reports will be important in determining future results. Consequently, ITC cannot assure you that ITC’s expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially.  Except as required by law, ITC undertakes no obligation to publicly update any of ITC’s forward-looking or other statements, whether as a result of new information, future events, or otherwise.

The transaction is subject to certain conditions precedent, including regulatory approvals and the availability of financing. ITC cannot provide any assurance that the proposed transactions related thereto will be completed, nor can it give assurances as to the terms on which such transactions will be consummated.

Additional Information and Where to Find It

ITC filed a registration statement on Form S-4 (Registration No. 333-184073) with the SEC registering the offer and sale of shares of ITC common stock to be issued to Entergy shareholders in connection with the proposed transactions. This registration statement was declared effective by the SEC on Feb. 25, 2013. ITC is also expected to file a post-effective amendment to the above registration statement.  ITC shareholders are urged to read the prospectus included in the ITC registration statement (and the post-effective amendment to the ITC registration statement, when available) and any other relevant documents because they contain important information about TransCo and the proposed transactions. In addition, on July 24, 2013, TransCo filed a registration statement on Form S-4/S-1 (Registration No. 333-190094) with the SEC registering the offer and sale of TransCo common units to be issued to Entergy shareholders in connection with the proposed transactions. This registration statement includes a prospectus of TransCo related to the proposed transactions.  Entergy will file a tender offer statement on Schedule TO with the SEC related to the exchange of shares of Entergy common stock for the TransCo common units.  Entergy shareholders are urged to read the prospectuses included in the ITC registration statement (and the post-effective amendment to the ITC registration statement, when available), the Transco registration statement, the tender offer statement on Schedule TO (when available) and any other relevant documents because they contain important information about ITC, TransCo and the proposed transactions. The registration statements, prospectuses, tender offer statement and other documents relating to the proposed transactions (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. The documents, when available, can also be obtained free of charge from Entergy upon written request to Entergy Corporation, Investor Relations, P.O. Box 61000, New Orleans, LA 70161 or by calling Entergy’s Investor Relations information line at 1-888-ENTERGY (368-3749), or from ITC upon written request to ITC Holdings Corp., Investor Relations, 27175 Energy Way, Novi, MI 48377 or by calling 248-946-3000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 13, 2013

ITC HOLDINGS CORP.

	By:	/s/ Daniel J. Oginsky
Daniel J. Oginsky
	Its:	Senior Vice President and General Counsel